Exhibit 99.1

                           JOINT FILING AGREEMENT

              In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, $.01 par value of CIDCO Incorporated, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(f)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

Dated: December 13, 2001


                                WAVELAND PARTNERS, L.P.
                                By: Waveland Capital Management, L.P.
                                    Its: General Partner
                                    By: Clincher Capital Corporation
                                        Its: General Partner

                                        By:  /s/ David S. Richter
                                            ------------------------------
                                             David S. Richter, President

                                WAVELAND CAPITAL MANAGEMENT, L.P.
                                By: Clincher Capital Corporation
                                    Its: General Partner

                                        By:  /s/ David S. Richter
                                            -------------------------------
                                             David S. Richter, President

                                CLINCHER CAPITAL CORPORATION


                                By:  /s/ David S. Richter
                                    ----------------------------------
                                     David S. Richter, President


                                WAVELAND CAPITAL MANAGEMENT, LLC


                                By:  /s/ David S. Richter
                                    ----------------------------------
                                     David S. Richter, Manager


                                WAVELAND PARTNERS, LTD.


                                By:  /s/ David S. Richter
                                    ----------------------------------
                                     David S. Richter, Director


                                WAVELAND INTERNATIONAL, LTD.


                                By:  /s/ David S. Richter
                                    ----------------------------------
                                      David S. Richter, Director